UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2022
______________________
RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of New Chief Financial Officer
On May 9, 2022, RingCentral, Inc. (the “Company”) announced that Sonalee Parekh has been appointed as the Company’s Chief Financial Officer. Ms. Parekh will join the Company in her new role by May 31, 2022 (the “Effective Date”). Vaibhav Agarwal, the Company’s Chief Accounting Officer and interim Chief Financial Officer, will continue to serve as interim Chief Financial Officer and Chief Accounting Officer until the Effective Date and will continue to serve as the Company’s Chief Accounting Officer thereafter.
Ms. Parekh, age 49, has more than 25 years of global capital markets and operational experience in the high growth Technology, Media, Telecommunications industries, both as an advisor and senior executive. Ms. Parekh previously served as the Senior Vice President of Corporate Development and Investor Relations at Hewlett Packard Enterprise, a Fortune 500 technology company, from September 2019 to April 2022, where she oversaw critical growth initiatives, including the M&A strategy globally, and was responsible for corporate strategy, mergers and acquisitions, strategic investments, business integration and performance management. In her role as Senior Vice President of Investor Relations, Ms. Parekh worked directly with many of the world’s largest institutional investors and asset managers and led HPE’s socially responsible investing strategy. Prior to HPE, Ms. Parekh held senior leadership roles at several global investment banks, including Goldman Sachs and Barclays Capital. Ms. Parekh currently serves as a director and chair of the audit committee for Indie Semiconductor and Ms. Parekh is also currently serving as the chair of the nominating and governance committee for PWP Forward Acquisition Corp. I. Ms. Parekh earned a Bachelor of Commerce degree from McGill University and is a Chartered Accountant and alumna of PricewaterhouseCoopers.
In connection with her appointment as Chief Financial Officer, Ms. Parekh signed an offer letter (the “Offer Letter”) that provides for a starting annual base salary of $500,000 and a quarterly management-by-objective (“MBO”) bonus opportunity equal to 100% of Ms. Parekh’s quarterly base salary, subject to the terms of the Company’s Executive Incentive Plan. As a member of the Company’s executive team, the achieved portion of Ms. Parekh’s MBO bonus will be paid on a quarterly basis in the form of fully-vested restricted stock units covering shares of the Company’s Class A common stock (“RSUs”) in accordance with the Company’s Key Employee Equity Bonus Plan.
The Offer Letter provides for an initial grant of time-based RSUs having an aggregate value of $8,000,000 (the “Initial Equity Grant”). The Initial Equity Grant will vest as to 25% of the RSUs on May 20, 2023, and, beginning on August 20, 2023, as to 1/16th of the RSUs on each quarterly vesting date (February 20, May 20, August 20, and November 20) during the following 3-year period, provided Ms. Parekh remains a service provider of the Company through the applicable vesting date.
The Offer Letter also provides for a grant of performance-based RSUs having an aggregate value of $2,000,000 (the “CFO Performance-Based Equity Grant”). The CFO Performance-Based Equity Grant will vest as to 25% of the RSUs on May 20, 2023, and as to the remaining 75% of the unvested RSUs over a 3-year period, with all vesting contingent on the Company achieving performance-based metrics determined by the Company’s board of directors on or before the date of the Company’s release of its first quarter 2023 earnings, provided that if the Company’s board of directors does not establish such performance-based metrics on or prior to the release of its quarterly earnings for the first quarter of 2023, then the CFO Performance-Based Equity Grant will vest on the same 4-year vesting schedule, and subject to the same terms and conditions, as the Initial Equity Grant. The CFO Performance-Based Equity Grant will not be subject to any vesting acceleration.
The value of the Initial Equity Grant and the CFO Performance-Based Equity Grant each will be converted into a number of RSUs based upon the average closing price of a share of the Company’s Class A common stock (as quoted on the New York Stock Exchange) during the first 15 consecutive calendar days of May 2022.
Ms. Parekh will become eligible to participate in the Company’s Equity Acceleration Policy, as amended (“EAP”), under which Ms. Parekh will be entitled to 100% acceleration of the then-outstanding unvested RSUs under the Initial Equity Grant if she experiences a “Qualified Termination” (as defined in the EAP).
The Offer Letter also provides for a “Sign-On Bonus” in the form of fully-vested RSUs having an aggregate value of $2,300,000, to be paid in two equal installments, each having an aggregate value of $1,150,000, the first to be paid within seven days after Ms. Parekh commences her employment with the Company and the second to be paid on November 20, 2022. The value of each installment of the Sign-On Bonus will be converted into a number of RSUs based upon the average closing price of a share of the Company’s Class A common stock (as quoted on the New York Stock Exchange) during the first 15 consecutive calendar days of May 2022 and October 2022, respectively. Ms. Parekh will be required to reimburse the Company for the total amount of the Sign-On Bonus she receives if, within two years from her start date, (i) Ms. Parekh voluntarily terminates her employment, other than for “good reason” (as defined in the EAP), or (ii) the Company terminates her employment for “cause” (as defined in the Offer Letter), for failure to be primarily located in the San Francisco Bay Area by June 30, 2022, or for failure to relocate to the San Francisco Bay Area by August 31, 2022.
The Company will pay for, or reimburse, Ms. Parekh for expenses she reasonably incurs on or before August 31, 2022, in connection with her relocation to the San Francisco Bay Area, including (i) assistance in obtaining temporary housing for her and her family, including the reasonable cost of such temporary housing through November 30, 2022, and (ii) up to $60,000 of other relocation transition and moving-related expenses (but excluding any costs or other expenses to the sale or purchase of her permanent residence). Ms. Parekh also is entitled to reimbursement of up to $5,000 of legal expenses related to the Offer Letter and affiliated documents.
If Ms. Parekh’s employment is terminated by the Company without cause (including as a result of her death or “disability” (as defined in the EAP)) or she terminates her employment for “good reason,” then Ms. Parekh will be eligible to receive the following payments and benefits, subject to her timely execution and non-revocation of a release of claims:
•Cash severance equal to (i) six months of Ms. Parekh’s then-current base salary if her employment is terminated by the Company without cause (other than as a result of her death or disability) or by her for good reason or (ii) 12 months of her then‑current base salary if her employment is terminated by the Company due to her death or disability, payable in semi-monthly installments;
•Reimbursement of COBRA premiums through the earliest of (i) the 12-month anniversary of the date of the termination of employment, (ii) the date on which Ms. Parekh or her eligible dependents become covered under similar plans, or (iii) the date on which Ms. Parekh or her eligible dependents, as applicable, cease to be eligible under COBRA; provided, however, that if we determine that we cannot make these COBRA reimbursements without potentially violating applicable law, Ms. Parekh will receive a lump sum payment of $30,000, less applicable withholding, in lieu of such COBRA reimbursement;
•Equity award vesting acceleration benefits under the EAP as follows:
◦If such termination occurs within the “Change in Control Period” (as defined in the EAP, as amended to begin 90 days prior to a “Change in Control” (as defined in the EAP)), 100% acceleration of vesting of any then-outstanding and unvested Company equity awards subject only to time-based vesting conditions (including the Initial Equity Grant), or
◦If such termination occurs outside of the Change in Control Period, acceleration of vesting of the portion of any then‑outstanding and unvested Company equity awards subject to time-based vesting conditions that would have vested if Ms. Parekh had remained employed with the Company through the date that is six months following Ms. Parekh’s effective last day with the Company.
The foregoing description of Ms. Parekh’s compensation, terms and conditions of her employment and treatment of Ms. Parekh upon certain termination of her employment under certain circumstances is qualified in its entirety by (i) the full text of the Offer Letter, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and (ii) the EAP, which was filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed on March 1, 2022 (to be updated for any amendments described herein), which is incorporated herein by reference.
The Company will enter into its standard form of indemnification agreement with Ms. Parekh, a copy of which was filed as Exhibit 10.8 of the Company’s Annual Report on Form 10-K filed on March 1, 2022.
Other than the indemnification agreement described in the preceding sentence, Ms. Parekh has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There are no arrangements or understandings between Ms. Parekh and any other persons pursuant to which Ms. Parekh was appointed as Chief Financial Officer, and there are no family relationships between Ms. Parekh and any director or executive officer of the Company.
A copy of the news release issued by the Company on May 9, 2022 announcing Ms. Parekh’s appointment as Chief Financial Officer is attached hereto as Exhibit 99.1.

Appointment of New President
On May 9, 2022, the Company announced that Mohammed Katibeh, the Company’s Chief Operating Officer, has also been appointed as the President of the Company, effective immediately.
Mr. Katibah has served as our Chief Operating Officer since January 2022. Over the past twenty years, Mr. Katibeh has served in multiple leadership roles at AT&T, a multinational telecommunications company. Most recently, he served as Head of AT&T Network Infrastructure & Build from April 2021 to January 2022; Executive Vice President Chief Product & Platform Officer from July 2020 to April 2021; Executive Vice President Chief Marketing Officer from August 2017 to July 2020; Senior Vice President – Advanced Solutions from May 2016 to July 2017; and Vice President – Global Technology Planning from March 2014 to May 2016. Mr. Katibeh holds a B.S. in Business with Majors in International Business Marketing and Philosophy from Oklahoma State University and an Executive M.B.A. from The University of Texas at Dallas – School of Management.
In connection with his appointment as President, Mr. Katibeh received a $100,000 increase to his annual base salary, for a new annual base salary of $600,000. Mr. Katibeh’s quarterly MBO bonus opportunity under the Company’s Executive Incentive Plan remains equal to 100% of his quarterly base salary, but the dollar amount of such MBO bonus opportunity increased as a result of the increase to his base salary. As a member of the Company’s executive team, the achieved portion of Mr. Katibeh’s MBO bonus will continue to be paid on a quarterly basis in the form of fully-vested RSUs covering shares of the Company’s Class A common stock in accordance with the Company’s Key Employee Equity Bonus Plan.
Mr. Katibeh also received (i) a grant of time-based RSUs having an aggregate value of $2,000,000 (the “Time-Based Equity Grant”) and (ii) a grant of performance-based RSUs having an aggregate value of $2,000,000 (the “President Performance-Based Equity Grant”). The value of the Time-Based Equity Grant and the President Performance-Based Equity Grant each will be converted into a number of RSUs based upon the average closing price of a share of the Company’s Class A common stock (as quoted on the New York Stock Exchange) during the first 15 consecutive calendar days of May 2022.
The Time-Based Equity Grant will vest as to 25% of the RSUs on February 20, 2023, and, beginning on May 20, 2023, as to 1/16th of the RSUs on each quarterly vesting date (February 20, May 20, August 20, and November 20) during the following 3-year period, provided Mr. Katibeh remains a service provider of the Company through the applicable vesting date.
The President Performance-Based Equity Grant will vest as to 25% of the RSUs on February 20, 2023, and as to the remaining 75% of the unvested RSUs over a 3-year period, with all vesting contingent on the Company achieving performance-based metrics determined by the Company’s board of directors on or before the date of the Company’s release of its first quarter 2023 earnings, provided that if the Company’s board of directors does not establish such performance-based metrics on or prior to the release of its quarterly earnings for the first quarter of 2023, then the President Performance-Based Equity Grant will vest on the same 4-year vesting schedule, and subject to the same terms and conditions, as the Time-Based Equity Grant. The President Performance-Based Equity Grant will not be subject to any vesting acceleration.
Other than Mr. Katibeh’s previous entry into our standard form of indemnification agreement, a copy of which was filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed on March 1, 2022, Mr. Katibeh has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There are no arrangements or understandings between Mr. Katibeh and any other persons pursuant to which Mr. Katibeh was appointed as President, and there are no family relationships between Mr. Katibeh and any director or executive officer of the Company.
A copy of the news release issued by the Company announcing Mr. Katibeh’s appointment is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description

99.1	News release of RingCentral, Inc. dated May 9, 2022 announcing the appointment of Ms. Patekh as Chief Financial Officer and Mr. Katibeh as President.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RINGCENTRAL, INC.
Date: May 9, 2022
	By:	/s/ John Marlow
	Name:	John Marlow
	Title:	Chief Administrative Officer